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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 12, 2011

Nortek, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-34697	05-0314991
(Commission File Number)	(I.R.S. Employer Identification No.)

50 Kennedy Plaza, Providence, Rhode Island	02903-2360
(Address of Principal Executive Offices)	(Zip Code)

(401) 751-1600
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

1.    Purchase Agreement
On April 12, 2011, Nortek, Inc. (the “Company”) and certain domestic subsidiaries of the Company entered into a Purchase Agreement (the “Purchase Agreement”) with UBS Securities LLC, (the “Initial Purchaser”), relating to the sale of $500 million in aggregate principal amount of its 8.50% Senior Notes due 2021 (the “Notes”).
The Notes will be sold through a private placement to qualified institutional buyers pursuant to Rule 144A and outside the United States in reliance on Regulation S, in each case as promulgated under the Securities Act of 1933, as amended (the “Securities Act”). The Notes have not been registered under the Securities Act, and, unless so registered, may not be offered or sold in the United States absent registration or an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and other applicable securities laws.
The Purchase Agreement contains customary representations, warranties and agreements by the Company and indemnification provisions whereby the Company, on one hand, and the Initial Purchaser, on the other, have agreed to indemnify each other against certain liabilities.
The offering is expected to close on April 26, 2011, subject to satisfaction of certain closing conditions, including the receipt of proceeds from borrowings under a new secured term loan credit facility. The proceeds of the Notes offering will be used, in part, to refinance the Company's outstanding 11% Senior Secured Notes due 2013.
The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is filed as Exhibit 10.1 to this current report on Form 8-K.
Item 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(d)    Exhibits

10.1    Purchase Agreement, dated as of April 12, 2011, by and among Nortek, Inc., the Guarantors party thereto and UBS Securities LLC, as Initial Purchaser.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        NORTEK, INC.

By: /s/ Edward J. Cooney
Name: Edward J. Cooney
Title: Vice President and Treasurer

Date: April 14, 2011

EXHIBIT INDEX

Exhibit No.	Description of Exhibits

10.1	Purchase Agreement, dated as of April 12, 2011, by and among Nortek, Inc., the Guarantors party thereto and UBS Securities LLC, as Initial Purchaser.